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                                                                    EXHIBIT 10.7




                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


         This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the ___ day of _________, 1998, among LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation having a place of business at Three World Financial Center, 200 Vesey Street, 20th Floor, New York, New York 10285, its successors and assigns ("Lender"), ARDEN REALTY FINANCE __________, L.L.C., a Delaware limited liability company, with its principal office at 11601 Wilshire Boulevard, Suite ____, Los Angeles, California 90025 ("Landlord" or "Borrower"), and ______________________, a ______________ corporation having a place of business at ________________________________ ("Tenant").

                             INTRODUCTORY PROVISIONS

         WHEREAS, Lender has made or is making a loan in the amount of ________________________________ ($______________) (the "Loan") to Borrower
pursuant to a Loan Agreement entered into between Borrower and Lender on or about June __, 1998 (the "Loan Agreement");

         WHEREAS, Borrower's obligation to repay the Loan is or will be secured, in part, by first priority mortgage liens on ___________ (____) office and industrial properties owned or to be owned by Borrower, including, without limitation, the office property commonly known as _________________, (the "Property") pursuant to a certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing by Borrower to the trustee named therein for the benefit of Lender and recorded or to be recorded in the land records of [__________ COUNTY, CALIFORNIA] (the "Deed of Trust");

         WHEREAS, Borrower's obligation to repay the Loan will be further secured by an Assignment of Leases and Rents by Borrower to Lender recorded or to be recorded among said land records (the "Assignment");

         WHEREAS, Tenant is the tenant under that certain lease ("Lease") dated ___________, 19_____ made with Landlord, covering certain premises ("Premises") at the Property as more particularly described in the Lease;

         WHEREAS, Lender requires, as a condition to the making of the Loan, that the Deed of Trust be and remain superior to the Lease and that its rights under the Assignment be recognized;

         WHEREAS, Tenant requires as a condition to the Lease being subordinate to the Deed of Trust that its rights under the Lease be recognized; and

         WHEREAS, Lender, Landlord, and Tenant desire to confirm their understanding with respect to the Deed of Trust and the Lease.





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         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lender shall rely hereon in making and maintaining the Loan, Lender, Landlord, and Tenant agree as follows:

         1. Subordination. The Lease and the rights of Tenant thereunder are subordinate and inferior to the Deed of Trust and any amendment, renewal, substitution, extension or replacement thereof and each advance made thereunder as though the Deed of Trust, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease.

         2. Non-Disturbance. So long as Tenant is not in default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed, (i) Tenant's occupancy of the Premises shall not be disturbed by Lender in the exercise of any of its rights under the Deed of Trust during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, and (ii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating of Tenant's interest and estate under the Lease because of any default under the Deed of Trust.

         3. Attornment and Certificates. In the event Lender succeeds to the interest of Borrower as Landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Deed of Trust or otherwise pursuant to the exercise of remedies under the Deed of Trust, Tenant shall attorn to Lender, or a purchaser upon any such foreclosure sale, and shall recognize Lender, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Deed of Trust, or upon request of any such purchaser, (a) any instrument or certificate which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect), (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, (vi) the dates on which payments of additional rent, if any, are due under the Lease and (vii) such other matters as such holder(s) or such purchaser shall reasonably request.

         4. Limitations. If Lender exercises any of its rights under the Assignment or the Deed of Trust, or if Lender shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property, or the Premises, upon or after any foreclosure



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of the Deed of Trust, or any deed in lieu thereof, Lender or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant's part to be paid, performed or observed that the Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of the present Landlord. From and after any such attornment, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease and Tenant shall, from and after such attornment to Lender, or to such purchaser, have the same remedies against Lender, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Lender or such purchaser had not succeeded to the interest of Landlord. Provided, however, that Lender or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Lender of its rights under the Deed of Trust, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Lender, or such purchaser in the Property, and Lender and such purchaser shall not be (a) liable for any act or omission of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including the Landlord); or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord (including the Landlord); or (e) bound by any amendment or modification of the Lease, or any consent to any assignment or sublet, made without Lender's prior written consent; or (f) bound by or responsible for any security deposit not actually received by Lender; or (g) liable for or incur any obligation with respect to any breach of warranties or representations of any nature under the Lease or otherwise including without limitation any warranties or representations expecting use, compliance with zoning, landlord's title, landlord's authority, habitability and/or fitness for any purpose, or possession; or (h) liable for consequential damages.

         5. Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Lender or a subsequent purchaser.

         6. Notice and Right to Cure. Tenant agrees to provide Lender with a copy of each notice of default given to Landlord under the Lease, at the same time as such notice of default is given to the Landlord, and that in the event of any default by the Landlord under the Lease, Tenant will take no action to terminate the Lease (a) if the default is not curable by Lender (so long as the default does not interfere with Tenant's use and occupation of the premises), or
(b) if the default is curable by Lender, unless the default remains uncured for a period of thirty (30)



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days after written notice thereof shall have been given, postage prepaid, to
Landlord at Landlord's address, and to Lender, at the address provided in
Section 7 below; provided, however, that if any such default is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Deed of Trust), if Lender gives Tenant written notice within such thirty (30) day period of Lender's election to undertake the cure of the default and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued. Lender shall have no obligation to cure any default under the Lease.

         7. Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or
(ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

         To Lender:        Lehman Brothers Realty Corporation
                           Three World Financial Center
                           200 Vesey Street
                           New York, New York  10285

         To Tenant:        _______________________________________
                           _______________________________________
                           _______________________________________
                           _______________________________________


or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

         8. No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

         9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

         10. Payment of Rent to Lender. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Lender as part of the security for the obligations secured by the Deed of Trust. In the event Lender notifies Tenant and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant agrees that it



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will honor such demand and pay its rent and all other sums due under the Lease to Lender, or Lender's designated agent, until otherwise notified in writing by Lender. Borrower unconditionally authorizes and directs Tenant to make rental payments directly to Lender following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Deed of Trust or the Assignment, and that Borrower shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Lender following receipt of such notice.

         11. No Amendment or Cancellation of Lease. So long as the Deed of Trust remains undischarged of record, Tenant shall not amend, modify, cancel or terminate the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance.

         12. Options. With respect to any options for additional space provided to Tenant under the Lease, Lender agrees to recognize the same if Tenant is entitled thereto under the Lease after the date on which Lender succeeds as Landlord under the Lease by virtue of foreclosure or deed in lieu of foreclosure or Lender takes possession of the Premises; provided, however, Lender shall not be responsible for any acts of any prior landlord under the lease, or the act of any tenant, subtenant or other party which prevents Lender from complying with the provisions hereof and Tenant shall have no right to cancel the Lease or to make any claims against Lender on account thereof.

         13. Cautions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

         14. Counterparts. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of ___________________.

         16. Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Lender and Borrower and their respective successors and assigns; provided, however, reference to successors and assigns of Tenant shall not constitute a consent by Landlord or Borrower to an assignment or sublet by Tenant, but has reference only to those instances in which such consent is not required pursuant to the Lease or for which such consent has been given.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                        LENDER:

                                        LEHMAN BROTHERS REALTY CORPORATION


                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                        Date executed by Lender:______________


                                        TENANT:


                                        ______________________________________

                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                        Date executed by Tenant:______________



STATE OF ________________

COUNTY OF ______________


         On the ___ day of ___________, 1998, before me, a notary public personally appeared _______________________, a ______________, of Lehman
Brothers Realty Corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument he person(s), or the entity upon which the person(s) acted, executed this instrument.

         WITNESS my hand and official seal.


                                       _________________________________________
                                       Notary Public
                                       My commission expires:



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STATE OF ________________

COUNTY OF ______________


         On the ___ day of ___________, 1998, before me, a notary public personally appeared _______________________, a ______________, of , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument he person(s), or the entity upon which the person(s) acted, executed this instrument.

         WITNESS my hand and official seal.




                                       _________________________________________
                                       Notary Public
                                       My commission expires:



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                              AGREEMENT OF BORROWER

         Arden Realty Finance _____________, L.L.C., as Landlord under the Lease, and Borrower under the Loan Agreement, the Deed of Trust and the other Loan Documents, agrees for itself and its successors and assigns that:

         1. The above agreement does not (a) constitute a waiver by Lender of any of its rights under the Deed of Trust or any of the other Loan Documents; or
(b) in any way release Borrower from its obligations to comply with the terms, provisions, conditions, covenants and agreements and clauses of the Deed of Trust and other Loan Documents;

         2. The provisions of the Deed of Trust remain in full force and effect and must be complied with by Borrower;

         3. Tenant shall have the right to rely on any notice or request from Lender which directs Tenant to pay rent to Lender without any obligation to inquire as to whether or not a default exists and notwithstanding any notice from or claim of Borrower to the contrary. Borrower shall have no right or claim against Tenant for rent paid to Lender after Lender so notifies Tenant to make payment of rent to Lender; and

         4. The Borrower shall be bound by all of the terms, conditions and provisions of the foregoing Agreement in all respects.

         Executed and delivered as a sealed instrument as of the __ day of _____________, 1998.

                                       BORROWER:

                                       ARDEN REALTY FINANCE ___________,
                                       L.L.C.


                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________
                                          Date executed by Borrower:___________



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STATE OF ________________

COUNTY OF ______________

         On the ___ day of ___________, 1998, before me, a notary public personally appeared _______________________, a ______________, of Arden Realty
________, III, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument he person(s), or the entity upon which the person(s) acted, executed this instrument.

         WITNESS my hand and official seal.




                                       _________________________________________
                                       Notary Public
                                       My commission expires:



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